UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 6, 2008

Icahn Enterprises L.P.

(Exact name of registrant as specified in its charter)

Delaware	1-9516	13-3398766
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

767 Fifth Avenue, Suite 4700, New York, NY 10153

(Address of Principal Executive Offices)  (Zip Code)

Registrant’s Telephone Number, Including Area Code: (212) 702-4300

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 – Other Events

Item 8.01 Other Events

On October 6, 2008, Icahn Enterprises Holdings L.P. (“Icahn Enterprises Holdings”), a subsidiary of Icahn Enterprises L.P. (“Icahn Enterprises”), entered into a Tender and Support Agreement (the “Agreement”) with Eli Lilly and Company (“Eli Lilly”), with respect to the proposed merger (the “Merger”) of Alaska Acquisition Corporation with and into ImClone Systems Incorporated (“ImClone”). Pursuant to the Agreement and subject to the terms and conditions thereof, Icahn Enterprises Holdings has agreed to tender and vote its shares of common stock of ImClone in favor of the Merger. The Agreement is filed herewith as Exhibit 10.1 and is incorporated by reference in this Item 1.01.

Section 9 – Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits
(d) Exhibits

Exhibit 10.1 – Tender and Support Agreement, dated as of October 6, 2008, by and among Icahn Enterprises Holdings L.P. and Eli Lilly and Company.

Exhibit Index

10.1 Tender and Support Agreement, dated as of October 6, 2008, by and among Icahn Enterprises Holdings L.P. and Eli Lilly and Company.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ICAHN ENTERPRISES L.P.
(Registrant)

By:	Icahn Enterprises G.P. Inc.
its General Partner

	By:	/s/ Keith A. Meister
Keith A. Meister
Principal Executive Officer

Date: October 8, 2008